UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2018

Penske Automotive Group, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01 Other Events.

On July 18, 2018, we announced that our Board of Directors has approved a quarterly dividend in the amount of $0.36 per share payable September 5, 2018 to shareholders of record as of August 10, 2018, as discussed more fully in the press release incorporated herein and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release.

Exhibit Index

Exhibit No.	Description
99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

July 18, 2018	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President